Supplement dated January 15, 2026
to the Statement of Additional Information (SAI), as supplemented, of the following funds (the Funds):
Fund	SAI Dated
Columbia Acorn Trust
Columbia Acorn European Fund	5/1/2025
Columbia Acorn Fund	5/1/2025
Columbia Acorn International	5/1/2025
Columbia Acorn International Select	5/1/2025
The Funds currently do not participate in the securities lending program. Accordingly, the following sentence is added to the end of the Section titled, “Lending Securities”:
The Funds currently do not participate in the securities lending program.
Shareholders should retain this Supplement for future reference.
SUP900_00_027_(01/26)